Exhibit 99.3

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference, of our report dated February 24, 2004 with respect to the consolidated financial statements and schedule of Chelsea Property Group, Inc. included in its Annual Report (Form 10-K) for the years ended December 31, 2003 filed with the Securities and Exchange Commission, in the Form 8-K/A of Simon Property Group, Inc. in connection with the acquisition of Chelsea Property Group, Inc.

/s/ Ernst & Young LLP

New York, New York
November 3, 2004